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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)            July 19, 1999
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                             THE CHUBB CORPORATION
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               (Exact name of Registrant as Specified in Charter)

         New Jersey                   1-8661                      13-2595722
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(State or Other Jurisdiction      (Commission File              (IRS Employer
      of Incorporation)               Number)                Identification No.)

      15 Mountain View Road PO Box 1615
             Warren, New Jersey                                   07061-1615
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code        (908) 903-3607
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                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

     The Chubb Corporation ("Parent") announced yesterday it completed the merger of Excalibur Acquisition, Inc., a wholly owned subsidiary of Parent, with and into Executive Risk Inc.

     A copy of Chubb's press release announcing the completion of the merger is attached hereto as Exhibit 99.1.

Item 7.  Exhibits.

     99.1 Press Release dated July 20, 1999.




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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        THE CHUBB CORPORATION


                                        By: /s/ Joanne L. Bober
                                           ------------------------------------
                                           Senior Vice President & General
                                             Counsel

July 20, 1999



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